UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

AKOUSTIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38029	33-1229046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite A

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 par value	AKTS	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Akoustis Technologies, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on October 28, 2021. The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on September 17, 2021, are as follows:

Proposal 1 – The Company’s stockholders elected the seven nominees to the Company’s board of directors to serve one-year terms expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, with the votes cast as follows:

	For	Withheld	Broker Non-Votes
Steven P. DenBaars	21,454,169	373,484	11,509,353
Arthur E. Geiss	21,564,235	263,418	11,509,353
J. Michael McGuire	19,991,339	1,836,314	11,509,353
Jeffrey K. McMahon	21,421,253	406,400	11,509,353
Jerry D. Neal	19,761,421	2,066,232	11,509,353
Suzanne B. Rudy	21,250,738	576,915	11,509,353
Jeffrey B. Shealy	21,480,481	347,172	11,509,353

Proposal 2 – The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
20,589,023	822,008	416,622	11,509,353

Proposal 3 – The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent public accounting firm for the fiscal year ending June 30, 2022, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
32,795,366	354,206	187,434	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akoustis Technologies, Inc.

Date: November 1, 2021	By:	/s/ Kenneth E. Boller
	Name:	Kenneth E. Boller
	Title:	Interim Chief Financial Officer

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